                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  FEBRUARY 26, 2001


                            BERKSHIRE HATHAWAY INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                  1-04905        47-0813844
(STATE OR OTHER JURISDICTION    (COMMISSION    (I.R.S. EMPLOYER
     OF INCORPORATION)          FILE NUMBER)   IDENTIFICATION NO.)


                               1440 Kiewit Plaza
                             Omaha, Nebraska 68131
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (402) 346-1400



ITEM 5.  OTHER EVENTS

          On February 27, 2001, Berkshire Hathaway Inc., Leucadia National Corporation, and The FINOVA Group Inc., issued a press release, dated February 27, 2001 (the "Press Release") announcing, among other things, that Berkshire Hathaway and Leucadia National, through a jointly owned entity, had entered into a commitment letter dated February 26, 2001, with FINOVA Group and its subsidiary FINOVA Capital Corporation, to loan $6 billion to FINOVA Capital on a senior secured basis, subject to bankruptcy court approval and various other conditions. A copy of the Press Release is attached hereto as Exhibit 99.1, and the information set forth therein is incorporated herein by reference.

          On February 28, 2001, FINOVA Group issued an additional press release, a copy of which is attached hereto as Exhibit 99.2, and the information set forth therein is incorporated herein by reference.
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ITEM 7.  EXHIBITS

     99.1 Press release, dated February 27, 2001, issued by Berkshire Hathaway Inc., Leucadia National Corporation, and The FINOVA Group Inc.

     99.2  Press release, dated February 28, 2001, issued by The FINOVA Group
           Inc.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BERKSHIRE HATHAWAY INC.



                                /s/ Marc D. Hamburg
                              ___________________________________
Date:  February 28, 2001      By:  Marc D. Hamburg
                                   Vice President and
                                   Chief Financial Officer
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EXHIBIT INDEX


Exhibit No.                          Description
99.1              Press release, dated February 27, 2001, issued by Berkshire
                  Hathaway Inc., Leucadia National Corporation, and The FINOVA
                  Group Inc.

99.2              Press release, dated February 28, 2001, issued by The
                  FINOVA Group Inc.
